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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 7, 2003

McDONALD'S CORPORATION
(Exact name of Registrant as specified in Charter)

Delaware (State or other Jurisdiction of Incorporation)	1-5231 (Commission File No.)	36-2361282 (IRS Employer Identification No.)

One McDonald's Plaza
Oak Brook, Illinois 60523
(630) 623-3000
(Address and Phone Number of Principal Executive Offices)

Item 12.    Disclosure of Results of Operations and Financial Condition.

        On August 7, 2003, McDonald's Corporation (the "Company") issued a press release announcing the Company's July sales. The press release is furnished as Exhibit 99 and attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCDONALD'S CORPORATION (Registrant)
Date: August 11, 2003	By:	/s/ PETER J. BENSEN Peter J. Bensen Corporate Vice President— Assistant Controller

Exhibit Index

Exhibit No.
99	News Release of McDonald's Corporation issued August 7, 2003: McDonald's Reports Record July Sales and Progress on Revitalization Plan.

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SIGNATURE
Exhibit Index